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                             INVENTOR FUNDS, INC.

                      PRIME OBLIGATIONS MONEY MARKET FUND
                     TREASURY SECURITIES MONEY MARKET FUND
                    INTERMEDIATE GOVERNMENT SECURITIES FUND
                             GNMA SECURITIES FUND
                              EQUITY GROWTH FUND
                   PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                       PENNSYLVANIA MUNICIPAL BOND FUND

 SUPPLEMENT DATED FEBRUARY 29, 1996 TO THE PROSPECTUSES DATED AUGUST 28, 1995.

     This Supplement to the Prospectuses provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses. This Supplement supersedes and replaces any existing supplements to the Prospectuses.

     On August 1, 1995, Integra Financial Corporation, the parent corporation of Integra Trust Company ("Integra"), the investment adviser to Inventor Funds, Inc. (the "Corporation"), agreed to merge (the "Merger") with National City Corporation ("NCC"). Consummation of the Merger will result in the automatic termination of (1) the investment advisory agreement under which Integra provides investment advisory services to the Corporation and (2) the investment sub-advisory agreements under which Wellington Management Company, STI Capital Management, N.A. and Weiss, Peck & Greer, L.L.C. provide investment sub-advisory services to the funds of the Corporation.
Shareholders of the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, Intermediate Government Securities Fund, GNMA Securities Fund and Equity Growth Fund were notified in the supplement dated November 13, 1995, effective October 30, 1995, that SunBank Capital Management, N.A., the investment sub-adviser to the Equity Growth Fund changed its name to STI Capital Management, N.A.

     In anticipation of the completion of the Merger and to provide continuity in investment advisory services to the Corporation, the Board of Directors approved several changes for the Corporation. At a meeting held on February 12, 1996, the Board of Directors of the Corporation voted to recommend that the shareholders of the Corporation approve new Investment Advisory and Sub-Advisory Agreements. At a Special Meeting of Shareholders of the Corporation expected to be held on May 2, 1996, shareholders of the Corporation will be asked to approve a new investment advisory agreement between the Corporation and National City Bank, a wholly-owned subsidiary of National City Corporation. In addition, shareholders of the Prime Obligations Money Market Fund, Treasury Securities Money Market Fund, GNMA Securities Fund and Intermediate Government Securities Fund will be asked to approve a new investment sub-advisory agreement with Wellington Management Company; shareholders of the Equity Growth Fund will be asked to approve a new investment sub-advisory agreement with STI Capital Management, N.A.; and shareholders of the Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Municipal Bond Fund will be asked to approve a new investment sub-advisory agreement with Weiss, Peck & Greer, L.L.C.

     Shareholders of the Corporation as of February 29, 1996 will receive additional materials regarding the Special Shareholder Meeting.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE